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                                                                    EXHIBIT 23.1




              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS





We consent to the incorporation by reference in the Registration Statement No. 333-88461 of ebank Financial Services, Inc. on Form S-8 of our report, dated February 11, 2004, appearing in this Annual Report on Form 10-KSB of ebank Financial Services, Inc. for the year ended December 31, 2003.


                                                /s/ PORTER KEADLE MOORE, LLP


Atlanta, Georgia
March 30, 2004